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Exhibit 10.3
First Amendment to Pfaff Severance Agreement

                     FIRST AMENDMENT TO SEVERANCE AGREEMENT

         THIS FIRST AMENDMENT TO SEVERANCE AGREEMENT, is made and entered into as of this 24th day of January, 2000 by and between Meditrust Corporation, a Delaware corporation (the "Employer") and Debora A. Pfaff (the "Employee").

         WHEREAS, the Employer and the Employee entered into a Severance Agreement (the "Severance Agreement") dated as of January 1, 1999; and

         WHEREAS, the Employer has increased certain of the Employee's benefits, effective as of January 1, 2000; and

         WHEREAS, the Employer and the Employee wish to modify the Severance Agreement to incorporate such changes.

         NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

         Section 2.1 of the Severance Agreement is hereby deleted in its entirety and is replaced with the following:

         "2.1 PERFORMANCE SHARES.The Employer has previously awarded the Employee 30,000 performance shares in accordance with the terms described in Exhibit A hereto and the Employer's 1995 Share Award Plan and in the future may award additional shares from time-to-time (the "Performance Shares")."

         Except as modified hereby, the Severance Agreement shall remain in full force and effect and unaffected hereby.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Severance Agreement under seal as of the day and year first above written.

                                            MEDITRUST CORPORATION

                                            By:      /s/ David F. Benson
                                            ---------------------------------
                                            Name:    David F. Benson
                                            Title:   Chief Executive Officer

                                            /s/ Debora A. Pfaff
                                            ---------------------------------
                                            Debora A. Pfaff